                                                                    EXHIBIT 99.1

                                December 8, 1999

                                  $140,000,000
                                 (Approximate)

                               GreenPoint Credit
                      Manufactured Housing Contract Trust
                    Pass-Through Certificates, Series 1999-6


                             GreenPoint Credit, LLC
                              Servicer and Seller

                                 MBIA Guaranty

               $70,000,000 Floating Rate Class A-1 Certificates
                $70,000,000 Auction Rate Class A-2 Certificates

                            Computational Materials

Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

-----------------------------------------------------------------------------------------------------------------------------
Class A Certificates:                           $70,000,000 Class A-1  Certificates, Variable Rate  (Senior Sequential)
                                                $70,000,000 Class A-2  Certificates,  Auction Rate  (Senior Sequential)
-----------------------------------------------------------------------------------------------------------------------------
Title of Securities:                            GreenPoint Credit Manufactured Housing Contract Trust Pass-Through
                                                Certificates, Series 1999-6 (together, the "Certificates").

Description of Transaction:                     This MBIA-wrapped transaction has one offered class of floating rate certificates
                                                (Class A-1) and one offered class of auction rate certificates (Class A-2) and is supported by a contract pool which consists of actuarial and simple interest manufactured housing installment sales contracts, installment loan agreements and certain other assets. The trust will also issue Class R Certificates which are not being offered.

Contract Pool:                                  The initial contract pool consists of approximately 2,812 contracts with an aggregate scheduled certificate balance as of November 30, 1999 of approximately
                                                $122,138,108.51. Additional contracts will be purchased by the trust on the Closing
                                                Date and subsequent contracts will be purchased by the trust by January 5, 2000.
                                                Although the additional contracts and subsequent contracts sold to the trust will have characteristics that differ somewhat from the initial contracts, GreenPoint does not expect the characteristics of the additional contracts or subsequent contracts to vary materially from the initial contracts since the additional contracts and subsequent contracts will conform to certain representations and warranties set forth in the pooling agreement.

Pre-Funding Account:                            On the Closing Date, the Seller will make a deposit into a Pre-Funding Account to provide the trust with sufficient funds to purchase subsequent contracts. The Pre-
                                                Funding Account will not extend beyond January 5, 2000 (the "Pre-Funding Period"), and amounts deposited into this account will not exceed 15% of the Initial Principal
                                                Balance of the Certificates. At the end of the Pre-Funding Period, any amounts remaining in the Pre-Funding Account will be paid to holders of the Class A-1
                                                Certificates on the following distribution date.

Advances:                                       Because not all of the contracts have scheduled payments due during the Initial
                                                Collection Period, the Servicer will make an Initial Servicer Advance to cover any resulting interest shortfall on the Certificates. In addition, the Servicer will advance its own funds to cover any shortfalls in payments of principal and interest due on the offered certificates in any month to the extent it deems such amounts recoverable. Other than the Initial Servicer Advance, any advances made with respect to a distribution date will not exceed the amount of delinquent contract payments that were due in the prior month.

Trustee:                                        Bank One, National Association.

Auction Agent:                                  Bankers Trust Company.

Broker-Dealer:                                  Salomon Smith Barney.

Seller and Servicer:                            GreenPoint Credit, LLC.

Cut-Off Date:                                   With respect to any contract, the later of (a) end of business on November 30, 1999, or (b) the date such contract was originated.

Pricing Date/(1)/:                              Class A-1: December 8/9, 1999.  Class A-2: December 9/10, 1999.

--------------------
/(1)/ Subject to change.
This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


Closing Date/(1)/:                              December 16, 1999.

Form of Certificates:                           Book entry form, same day funds (through DTC, Euroclear and Cedelbank).

Prepayment Pricing Speed:                       250% MHP.

Optional Redemption:                            10% clean-up call, or, if the call is not exercised, a termination auction subject to certain requirements.

Servicing Fee:                                  100 basis points per annum.

Distribution Date                               The 15th day of each month or, if such day is not a business day, the next
(Class A-1):                                    succeeding business day, beginning on January 15, 2000. Principal and interest distributions to Certificateholders on the first distribution date are based on a
                                                Collection Period from December 1, 1999 to December 31, 1999. Assuming payment on the 15th of each month, funds are disbursed approximately 15 days after the related
                                                Collection Period.


Distribution Date                               The 6th day of each month or, if such day is not a business day, the next succeeding
(Class A-2):                                    business day, beginning on February 7, 2000.  Interest distributions to
                                                Certificateholders on the first distribution date are based on a Collection Period from December 1, 1999 to December 31, 1999. Assuming payment on the 6th of each month, funds are disbursed approximately 36 days after the related Collection
                                                Period.

Interest Accrual Period:                        With respect to each distribution date, the Class A-1 Certificates and the Class A-2
                                                Certificates will accrue interest at a rate equal to the product of (i) the actual number of days during the interest period divided by 360 and (ii) the applicable pass-through rate on the certificate balance thereof immediately prior to such distribution date. For any distribution date, the interest period for the certificates is the period from the preceding distribution date (or from the closing date with respect to the first distribution date) through the day prior to the related distribution date.

Pass-Through Rates:                             The Class A-1 Pass-Through Rate will be adjusted each month, based on changes in the
                                                London Interbank Offered Rate for one-month U.S. dollar deposits.

                                                The Class A-2 Pass-Through Rate will be adjusted each month as specified by the auction procedures as described in Annex II and Annex III in the prospectus supplement.

                                                The pass-through rates on the offered certificates are capped at the weighted average of the net contract rates of the contracts.

Principal Distribution:                         On each distribution date, principal received on the contracts will be distributed to the Class A-1 Certificates until the outstanding certificate balance thereof has been reduced to zero. Thereafter, principal received on the contracts will be distributed to the Class A-2 Certificates until the outstanding certificate balance thereof has been reduced to zero.

Allocation of Losses:                           In the event that losses on the contracts reduce the amounts available for distribution to the Class A-1 certificates and Class A-2 certificates and there is no payment under the certificate insurance policy, losses will be allocated pro-rata among the Class A-1 certificates and Class A-


--------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


                                                2 certificates.

Certificate Ratings:                            AAA by Standard & Poor's; Aaa by Moody's.

Certificate Insurer:                            MBIA Insurance Corporation ("MBIA"). MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's. Timely interest and principal payments on the
                                                Certificates will be guaranteed by MBIA. Payments of Net Funds Cap Carryover Amounts
                                                (as defined in the Prospectus Supplement) are not guaranteed by MBIA.

ERISA Considerations:                           Subject to certain considerations discussed in the prospectus supplement, the Class
                                                A-1 and Class A-2 Certificates are ERISA eligible.

Taxation:                                       REMIC for federal income tax purposes.

Legal Investment:                               At the end of the Pre-Funding Period, the Certificates will be SMMEA eligible.

Prospectus:                                     The Certificates are being offered pursuant to a Prospectus supplemented by a
                                                Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the
                                                Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that anything herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the
                                                Certificates may not be consummated unless the purchaser has received the
                                                Prospectus.

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Payments on Auction Rate Securities

------------------------------------------------------------------------------------------------------------------------------------

                                            Inital
Class        Amount        Collection      Accrual         First        Auction        Auction Day        First         Distribution
                             Period         Period        Auction        Period                           Payment            Date
------------------------------------------------------------------------------------------------------------------------------------

A-2          $70,000,000   12/1/1999--     53 days        2/4/2000      1 month      Business day before  2/7/2000      6th of each
                           12/31/1999                                                    payment day                        month
------------------------------------------------------------------------------------------------------------------------------------


Distributions of Principal and Interest

Amounts distributable to holders of the Certificates shall be allocated on each Distribution Date in the following order of priority:

1. to pay interest on the Class A-1 and Class A-2 Certificates, pro rata based on the amount of interest to which they are entitled;

2. to pay principal of the Class A-1 Certificates until the Class A-1 Certificate Balance is reduced to zero; then to pay principal of the Class A-2 Certificates until the Class A-2 Certificate Balance is reduced to zero;

3. to make deposits, if required, to the Special Account as established under and required by the Insurance Agreement;

4. to pay any applicable Net Funds Cap Carryover Amounts (as defined in the Prospectus Supplement) to the Class A-1 Certificateholders and the Class A-2 Certificateholders pro rata on the basis of the Class A-1 Net Funds Cap Carryover Amount and Class A-2 Net Funds Cap Carryover Amount (defined in the Prospectus Supplement), respectively;

5. to pay the Auction Agent certain amounts that may be required to be paid pursuant to the pooling agreement, and

6.  to pay any remaining available funds to the holder of the Class R
    Certificate.

The Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Characteristics of GreenPoint Manufactured Housing Collateral (Initial
Contracts)

                                                         GPC 99-6
---------------------------------------      -----------------------------
Principal Amount ($MM)                          $122,138,108.51
Number of Loans                                 2,812
Average Loan Balance                            $43,434.60

Wtd. Avg. Rem. Term                             324.6 months
Wtd. Avg. Seasoning                             1.1 months
Wtd. Avg. APR                                   9.761%
Wtd. Avg. LTV                                   89.20%
Percent LTV>=90.50 % (by $)                     28.87%
% New Contracts (by $)                          83.1%
Top 5 States                                    10.57% SC
                                                6.82% TX
                                                6.75% KY
                                                6.43% AL
                                                5.95% MS
Wtd. Avg. Periodic Cap                          2.00%
Wtd. Avg. Lifetime Cap                          14.760%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Index                                           91% 12M LIBOR
                                                9% 1-year CMT
Wtd. Avg. Margin                                5.462%











This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. Contracts in addition to those described in the immediately following table will be sold to the Trust up to the Final Cut-off Date of January 5, 2000. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

Geographical Distribution of Manufactured Homes

                            Count             Scheduled Balance                 % by  Balance
---------------------------------------------------------------------------------------------
Alabama                           190             $7,856,358.68                          6.43%
Arizona                            78             $3,818,549.56                          3.13%
Arkansas                           14               $591,648.27                          0.48%
California                         11               $369,862.84                          0.30%
Colorado                           27             $1,282,956.41                          1.05%
Delaware                            3               $135,855.10                          0.11%
Florida                            83             $4,648,366.44                          3.81%
Georgia                           107             $5,148,216.20                          4.22%
Idaho                              22             $1,073,291.17                          0.88%
Illinois                           42             $1,686,314.63                          1.38%
Indiana                            70             $3,271,995.42                          2.68%
Iowa                              108             $4,036,101.86                          3.30%
Kansas                             38             $1,665,857.27                          1.36%
Kentucky                          194             $8,239,835.50                          6.75%
Louisiana                          73             $2,665,165.00                          2.18%
Maine                               1                $58,050.83                          0.05%
Maryland                           14               $604,639.08                          0.50%
Michigan                          132             $6,386,754.93                          5.23%
Minnesota                          54             $2,312,935.04                          1.89%
Mississippi                       180             $7,264,470.14                          5.95%
Missouri                          151             $5,355,218.85                          4.38%
Montana                            12               $611,800.11                          0.50%
Nebraska                           20               $843,065.58                          0.69%
Nevada                             20             $1,237,511.53                          1.01%
New Hampshire                       1                $18,093.67                          0.01%
New Mexico                         25             $1,016,688.18                          0.83%
New York                            5               $209,700.53                          0.17%
North Carolina                    110             $5,127,592.25                          4.20%
North Dakota                        9               $350,850.53                          0.29%
Ohio                               66             $2,497,545.74                          2.04%
Oklahoma                           16               $624,770.93                          0.51%
Oregon                             93             $4,407,377.71                          3.61%
Pennsylvania                       22               $983,153.08                          0.80%
South Carolina                    307            $12,906,542.41                         10.57%
South Dakota                       48             $2,055,913.99                          1.68%
Tennessee                          62             $3,028,522.96                          2.48%
Texas                             193             $8,335,803.17                          6.82%
Utah                                8               $351,959.97                          0.29%
Vermont                             5               $263,442.73                          0.22%
Virginia                           19               $656,240.97                          0.54%
Washington                         50             $2,503,767.46                          2.05%
West Virginia                      48             $1,631,699.75                          1.34%
Wisconsin                          66             $3,237,202.81                          2.65%
Wyoming                            15               $766,419.23                          0.63%
----------------------------------------------------------------------------------------------
Total                           2,812            $122,138,108.51                       100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. Contracts in addition to those described in the immediately following table will be sold to the Trust up to the Final Cut-off Date of January 5, 2000. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Distribution of Original Principal Balances

                                         Count              Scheduled Balance                % by  Balance
----------------------------------------------------------------------------------------------------------
       6,224-   7,500                        6                     $40,708.39                        0.03%
       7,501-  10,000                       14                    $ 18,884.46                        0.10%
      10,001-  12,500                       25                    $ 75,875.61                        0.23%
      12,501-  15,000                       40                    $ 49,232.06                        0.45%
      15,001-  17,500                       59                    $ 62,810.84                        0.79%
      17,501-  20,000                       63                  $1,176,731.21                        0.96%
      20,001-  22,500                       77                  $1,634,283.13                        1.34%
      22,501-  25,000                       99                  $2,356,425.14                        1.93%
      25,001-  27,500                      134                  $3,515,957.12                        2.88%
      27,501-  30,000                      148                  $4,275,875.64                        3.50%
      30,001-  32,500                      183                  $5,693,418.67                        4.66%
      32,501-  35,000                      184                  $6,216,666.30                        5.09%
      35,001-  40,000                      391                 $14,567,437.78                       11.93%
      40,001-  45,000                      271                 $11,476,497.26                        9.40%
      45,001-  50,000                      252                 $11,969,659.10                        9.80%
      50,001-  55,000                      211                 $11,049,328.96                        9.05%
      55,001-  60,000                      186                 $10,649,047.21                        8.72%
      60,001-  65,000                      137                 $ 8,559,862.23                        7.01%
      65,001-  70,000                       99                 $ 6,651,207.61                        5.45%
      70,001-  75,000                       50                 $ 3,606,509.74                        2.95%
      75,001-  80,000                       51                 $ 3,944,278.70                        3.23%
      80,001-  85,000                       26                 $ 2,135,838.47                        1.75%
      85,001- 161,400                      106                 $10,711,572.88                        8.77%
----------------------------------------------------------------------------------------------------------
       Total                             2,812                $122,138,108.51                      100.00%

Distribution of Original Loan-to-Value Ratios

                                  Count             Scheduled Balance             % by  Balance
-----------------------------------------------------------------------------------------------
          18 - 50                    19                   $361,510.60                     0.30%
          51 - 60                    19                   $667,639.28                     0.55%
          61 - 70                    28                 $1,051,282.93                     0.86%
          71 - 80                   255                $10,424,888.59                     8.54%
          81 - 85                   167                 $7,820,057.54                     6.40%
          86 - 90                 1,514                $66,554,832.33                    54.49%
          91   95                   765                $33,381,661.04                    27.33%
          96 - 99                    45                 $1,876,236.20                     1.54%
-----------------------------------------------------------------------------------------------
Total                             2,812               $122,138,108.51                   100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. Contracts in addition to those described in the immediately following table will be sold to the Trust up to the Final Cut-off Date of January 5, 2000. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Distribution of Contract Rates

                                     Count             Scheduled Balance              % by Balance
--------------------------------------------------------------------------------------------------
        6.00-  6.24                      1                    $62,686.01                      0.05%
        7.00-  7.24                     11                   $808,869.30                      0.66%
        7.25-  7.49                     53                 $4,472,065.64                      3.66%
        7.50-  7.74                     20                 $1,645,268.79                      1.35%
        7.75-  7.99                     12                   $884,353.03                      0.72%
        8.00-  8.24                     63                 $3,468,446.21                      2.84%
        8.25-  8.49                     49                 $3,906,266.85                      3.20%
        8.50-  8.74                    322                $18,051,975.25                     14.78%
        8.75-  8.99                     46                 $2,872,882.96                      2.35%
        9.00-  9.24                    129                 $5,666,356.16                      4.64%
        9.25-  9.49                     30                 $2,003,295.84                      1.64%
        9.50-  9.74                    303                $15,122,447.06                     12.38%
        9.75-  9.99                    416                $16,977,856.29                     13.90%
       10.00- 10.24                    131                 $5,690,834.15                      4.66%
       10.25- 10.49                     44                 $1,821,767.71                      1.49%
       10.50- 10.74                     48                 $1,760,519.75                      1.44%
       10.75- 10.99                    371                $14,286,365.81                     11.70%
       11.00- 11.24                    114                 $4,167,377.98                      3.41%
       11.25- 11.49                     85                 $3,250,162.35                      2.66%
       11.50- 11.74                     96                 $2,966,248.80                      2.43%
       11.75- 11.99                     98                 $2,747,518.73                      2.25%
       12.00- 12.24                     68                 $2,066,374.93                      1.69%
       12.25- 12.49                     48                 $1,348,286.23                      1.10%
       12.50- 12.74                     91                 $1,811,048.24                      1.48%
       12.75- 12.99                     53                 $1,884,814.64                      1.54%
       13.00- 13.24                     15                   $340,776.88                      0.28%
       13.25- 13.49                      3                   $150,104.45                      0.12%
       13.75- 13.99                     77                 $1,594,038.97                      1.31%
       14.00- 14.24                      1                    $23,342.00                      0.02%
       14.25- 14.49                     13                   $251,633.48                      0.21%
       15.00- 15.24                      1                    $34,124.02                      0.03%
---------------------------------------------------------------------------------------------------
Total                                2,812               $122,138,108.51                    100.00%




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. Contracts in addition to those described in the immediately following table will be sold to the Trust up to the Final Cut-off Date of January 5, 2000. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.



Distribution of Remaining Months to Maturity

                                  Count            Scheduled Balance            % by  Balance
---------------------------------------------------------------------------------------------
        31 -  60                     12                  $151,087.08                    0.12%
        61 -  90                     13                  $200,101.28                    0.16%
        91 - 120                     49                  $763,873.88                    0.63%
       121 - 150                     14                  $256,607.46                    0.21%
       151 - 180                    217                $4,828,822.36                    3.95%
       181 - 210                      1                   $43,520.83                    0.04%
       211 - 240                    528               $17,153,747.61                   14.04%
       271 - 300                    364               $15,281,739.90                   12.51%
       301 - 360                  1,614               $83,458,608.11                   68.33%
---------------------------------------------------------------------------------------------
     Total                        2,812              $122,138,108.51                  100.00%

Distribution of Maximum Cap

                                   Count             Scheduled Balance            % by  Balance
-----------------------------------------------------------------------------------------------
       10.51 - 11.00                   1                    $62,686.01                    0.05%
       11.51 - 12.00                  12                  $ 870,264.20                    0.71%
       12.01 - 12.50                  72                 $6,055,939.53                    4.96%
       12.51 - 13.00                  75                 $4,352,799.24                    3.56%
       13.01 - 13.50                 371                $21,958,242.10                   17.98%
       13.51 - 14.00                 175                 $8,539,239.12                    6.99%
       14.01 - 14.50                 334                $17,146,979.89                   14.04%
       14.51 - 15.00                 548                $22,772,581.32                   18.64%
       15.01 - 15.50                  90                 $3,437,470.26                    2.81%
       15.51 - 16.00                 486                $18,488,249.71                   15.14%
       16.01 - 16.50                 180                 $6,201,594.56                    5.08%
       16.51 - 17.00                 166                 $4,813,893.66                    3.94%
       17.01 - 17.50                 139                 $3,159,334.47                    2.59%
       17.51 - 18.00                  68                 $2,225,591.52                    1.82%
       18.01 - 18.50                   3                   $150,104.45                    0.12%
       18.51 - 19.00                  78                 $1,617,380.97                    1.32%
       19.01 - 19.50                  13                   $251,633.48                    0.21%
       19.51 - 20.00                   1                    $34,124.02                    0.03%
-----------------------------------------------------------------------------------------------
       Total                       2,812               $122,138,108.51                  100.00

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

The Initial Contract Pool

The information herein regarding the collateral represents the initial Contract Pool as of the Cut-off Date. Contracts in addition to those described in the immediately following table will be sold to the Trust up to the Final Cut-off Date of January 5, 2000. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


Distribution of Gross Margins

                                   Count             Scheduled Balance            % by  Balance
-----------------------------------------------------------------------------------------------
        1.51 - 2.00                    1                    $62,686.01                    0.05%
        2.51 - 3.00                   73                 $6,008,027.54                    4.92%
        3.01 - 3.50                   18                 $1,243,841.09                    1.02%
        3.51 - 4.00                  112                 $7,357,693.49                    6.02%
        4.01 - 4.50                  365                $20,895,517.52                   17.11%
        4.51 - 5.00                  153                 $6,957,943.77                    5.70%
        5.01 - 5.50                  740                $33,828,756.01                   27.70%
        5.51 - 6.00                  213                 $8,687,247.80                    7.11%
        6.01 - 6.50                  374                $14,567,964.85                   11.93%
        6.51 - 7.00                  316                $10,481,060.96                    8.58%
        7.01 - 7.50                   88                 $2,739,122.77                    2.24%
        7.51 - 8.00                  236                 $6,525,462.24                    5.34%
        8.01 - 9.50                  123                 $2,782,784.46                    2.28%
-----------------------------------------------------------------------------------------------
Total                              2,812               $122,138,108.51                  100.00%

Distribution of Next Adjustment Date

                  Count                Scheduled Balance                 % by  Balance
--------------------------------------------------------------------------------------
Mar-00                3                  $    173,601.75                         0.14%
Apr-00                3                  $    254,266.95                         0.21%
May-00               12                  $    938,255.07                         0.77%
Jun-00               17                  $  1,305,444.62                         1.07%
Jul-00               24                  $  1,964,271.91                         1.61%
Aug-00               29                  $  2,332,101.90                         1.91%
Sep-00              207                  $  9,390,748.56                         7.69%
Oct-00              931                  $ 38,569,919.56                        31.58%
Nov-00            1,279                  $ 54,223,185.28                        44.39%
Dec-00              232                  $  9,794,638.89                         8.02%
Dec-01                1                  $     66,989.05                         0.05%
May-02                3                  $    148,145.79                         0.12%
Jun-02                7                  $    350,173.83                         0.29%
Jul-02                7                  $    232,614.29                         0.19%
Aug-02                7                  $    306,439.40                         0.25%
Sep-02                5                  $    125,486.65                         0.10%
Oct-02               22                  $    811,613.86                         0.66%
Nov-02               18                  $    893,623.96                         0.73%
Dec-02                5                  $    256,587.19                         0.21%
--------------------------------------------------------------------------------------
Total             2,812                  $122,138,108.51                       100.00%

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Weighted Average Life Sensitivity Tables

Settlement date:                   12/16/99
First Distribution Date:           Class A-1:           1/15/2000            Class A-         02/06/2000
                                                                             2:
Balance                            Class A-1:       70,000,000.00            Class A-         70,000,000.00
                                                                             2:
1YR CMT                            5.672
12MO LIBOR                         6.300

--------------------------------
Class A1
----------------------------------------------------------------------------------------------------------------------------
MHP:                                         0%               150%         200%          250%            300%         350%

WAL:                                      14.73               3.36         2.63          2.16            1.84         1.61
First Payment
(months from closing):                      1                  1            1             1               1            1
Last Payment
(months from closing):                     257                 85           66            54              45           39
Maturity:                                May-21             Jan-07       Jun-05        Jun-04          Sep-03        Mar-03
----------------------------------------------------------------------------------------------------------------------------
-------------------------------
Class A2
----------------------------------------------------------------------------------------------------------------------------
MHP:                                         0%               150%         200%          250%            300%         350%
To 10% Call
-----------
WAL:                                      24.57              13.74        11.01          9.05            7.63         6.58
First Payment
(months from closing):                    258                 86           67            55               46           40
Last Payment
(months from closing):                    316                236          195           162              137          118
Maturity:                               Apr-26              Aug-19       Mar-16        Jun-13          May-11        Oct-09
----------------------------------------------------------------------------------------------------------------------------
--------------------------------
Class A2
----------------------------------------------------------------------------------------------------------------------------
MHP:                                         0%               150%         200%          250%            300%         350%
To Maturity
-----------
WAL:                                     24.68              14.42        11.85          9.92             8.45         7.32
First Payment
(months from closing):                     258                 86           67            55              46           40
Last Payment
(months from closing):                     351                351          351           351              351          351
Maturity:                                Mar-29           Mar-29          Mar-29        Mar-29          Mar-29       Mar-29
----------------------------------------------------------------------------------------------------------------------------

This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.